EXECUTION VERSION

                   AMENDMENT NO. 5 dated as of October 4, 2010 (this “Amendment”), to the CREDIT AGREEMENT dated as of July 14, 2006, as amended by AMENDMENT NO. 1 dated as of January 11, 2008, AMENDMENT NO. 2 dated as of February 24, 2009, AMENDMENT NO. 3 dated as of May 27, 2009 and AMENDMENT NO. 4 dated as of January 14, 2010 (as so amended, the “Credit Agreement”), among TEREX CORPORATION, a Delaware corporation (“Terex”), NEW TEREX HOLDINGS UK LIMITED, a limited company organized under the laws of England (the “U.K. Borrower”), TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY, a company organized under the laws of the Republic of Ireland (the “European Borrower”), TEREX LIFTING AUSTRALIA PTY LTD, a company organized under the laws of Australia and registered in Queensland, Australia (the “Australian Borrower”), and TEREX ITALIA S.R.L., a company organized under the laws of the Republic of Italy (the “Italian Borrower” and, together with Terex, the U.K. Borrower, the European Borrower, and the Australian Borrower, the “Borrowers”), the Lenders (as defined in Article I of the Credit Agreement), the Issuing Banks (as defined in Article I of the Credit Agreement) and CREDIT SUISSE AG (formerly known as Credit Suisse), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

A.  Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended, and have agreed to extend, credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

B.  The Borrowers have requested that certain provisions of the Credit Agreement be amended as provided herein.

C.  The Required Lenders, on the terms and subject to the conditions set forth herein, are willing so to amend the Credit Agreement.

D.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

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SECTION 1.  Agreement to Prepay Term Loans.  Within ten Business Days following the Amendment Effective Date, Terex shall make an optional prepayment pursuant to Section 2.12 of the Credit Agreement of all outstanding Term Loans, together with accrued and unpaid interest thereon to but excluding the prepayment date.

SECTION 2.  Amendments to the Credit Agreement.  (a) The preamble of the Credit Agreement is hereby amended by replacing the words “New South Wales” with the word “Queensland”.

(b)  The definition of the term “Permitted Acquisitions” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Acquisitions” shall mean (a) acquisitions (in a single transaction or a series of related transactions) of not less than 51% of the outstanding Equity Interests of any corporation, partnership, a division of any corporation or any similar business unit (or of all or substantially all the assets and business of any of the foregoing) engaged in a Related Business and (b) the Fantuzzi Acquisition so long as in the case of clauses (a) and (b) above, Terex shall have delivered to the Administrative Agent a certificate certifying that at the time of and immediately after giving effect to such acquisition and the financing therefor, no Default or Event of Default shall have occurred and be continuing.

(c)  Section 6.04(o) of the Credit Agreement is hereby amended by replacing the number “$75,000,000” with the number “200,000,000”.

(d)  The last sentence of Section 6.06(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding the foregoing, Terex may repurchase Equity Interests (x) in accordance with Section 6.04(i) and (y) for any other reason in an aggregate amount not to exceed $5,000,000 during any quarter.”

(e)  Section 6.09(b) of the Credit Agreement is hereby amended by (i) replacing the word “and” appearing immediately before clause (iii) with a “,” and (ii) adding the words “, (iv) Terex may at any time make offers to repurchase at par (“Asset Sale Repurchase Offers”) its 10-7/8% Senior Notes Due 2016 and its 7-3/8% Senior Subordinated Notes Due 2014 in accordance with the indentures governing the same, and may repurchase such notes to the extent tendered in such Asset Sale Repurchase Offers, and (v) Terex and its Restricted Subsidiaries shall be permitted to pay, or offer or commit to pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, any Indebtedness for borrowed money of any Borrower or any Restricted Subsidiary if, after giving effect thereto and any financing therefor, no Default shall have occurred and be continuing and Terex and its Restricted Subsidiaries shall have at least $250,000,000 in Liquidity.

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SECTION 3.  Amendment Fee.  In consideration of the agreements of the Lenders contained in this Amendment, the Borrowers agree to pay to each Revolving Credit Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 3:00 p.m., New York City time, on October 4, 2010 through the Administrative Agent, an amendment fee (the “Amendment Fee”) in an amount equal to 0.075% of the sum of the Revolving Credit Commitments (whether used or unused) as of such date.  The Amendment Fee shall be payable in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date.

SECTION 4.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, each of the Borrowers represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Banks and each of the Lenders that:

(a)  This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(b)  After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(c)  After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5.  Effectiveness.  This Amendment shall become effective as of the date set forth above on the date (the “Amendment Effective Date”) on which the following conditions shall be satisfied:

(a)  The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrowers, (ii) the Subsidiary Guarantors and (iii) the Required Lenders.

(b)  The Administrative Agent shall have received the Amendment Fee.

SECTION 6.  Effect of Amendment and Subsidiary Guarantors.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall

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continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. Each Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and each Loan Party hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, each of the Security Documents to which such Loan Party is a party continues to be in full force and effect, (b) confirms its guarantee of the Obligations (with respect to each Guarantor) and its grant of a security interest in its assets as Collateral therefor (with respect to each Loan Party that has granted a security interest in any Collateral), all as provided in the Loan Documents, and (c) acknowledges that such guarantee and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents.

SECTION 7.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 9.  Notices.  All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 10.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TEREX CORPORATION,
By

Name:
Title:

NEW TEREX HOLDINGS UK LIMITED,
by

Name:
Title:

TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY,
by

Name:
Title:

TEREX LIFTING AUSTRALIA PTY LTD,
by

Name:
Title:

TEREX ITALIA S.R.L.,
by

Name:
Title:

[Terex Amendment No. 5 to the Credit Agreement Signature Page]

EACH SUBSIDIARY GUARANTOR LISTED ON SCHEDULE I HERETO,
by

Name:
Title: Authorized Signatory

[Terex Amendment No. 5 to the Credit Agreement Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender,
by

Name:
Title:

by

Name:
Title:

[Terex Amendment No. 5 to the Credit Agreement Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF OCTOBER 4, 2010, TO THE TEREX CORPORATION CREDIT AGREEMENT DATED AS OF JULY 14, 2006, AS AMENDED.

NAME OF LENDER:

By

Name:
Title:

[Terex Amendment No. 5 to the Credit Agreement Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF OCTOBER 4, 2010, TO THE TEREX CORPORATION CREDIT AGREEMENT DATED AS OF JULY 14, 2006, AS AMENDED.

NAME OF LENDER:

By

Name:
Title:

By

Name:
Title:

[Terex Amendment No. 5 to the Credit Agreement Signature Page]

SCHEDULE I

Subsidiary Guarantors

Amida Industries, Inc.
A.S.V., Inc.
CMI Terex Corporation
Genie Holdings, Inc.
Genie Industries, Inc.
Genie International, Inc.
Genie Manufacturing, Inc.
Loegering Mfg. Inc.
Powerscreen Holdings USA Inc.
Powerscreen North America, Inc.
Powerscreen USA, LLC
Terex Advance Mixer, Inc.
Terex USA, LLC
Terex Utilities, Inc.
Terex-Telelect, Inc.